UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 7, 2010

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

During the week of January 11, 2010, representatives of VIVUS, Inc. (the “Company” or “VIVUS”) will be attending meetings with investors, analysts and others at the JP Morgan Healthcare conference in San Francisco, California, and on January 11, 2010, the Company presented the slides attached hereto as Exhibit 99.1 during a webcast presentation at the conference.  The Company will be further discussing these slides during the meetings.

Item 8.01.  Other Events

On January 7, 2010, the Company conducted a conference call and webcast discussion of Qnexa Phase 2 results in obstructive sleep apnea.  A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.

On January 11, 2010, the Company issued a press release titled “VIVUS Announces Additional Results of Phase 3 avanafil Study in Erectile Dysfunction Showing Efficacy in 15 Minutes.”  A copy of the press release is attached hereto as Exhibit 99.3.

The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

* * *

By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report.  The information contained in this Current Report on Form 8-K is intended to be considered in the context of the Company’s filings with the SEC and other public announcements that the Company makes, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

VIVUS cautions you that statements included in this report and the attached exhibits that are not a description of historical facts are forward-looking statements.  These forward-looking statements include statements regarding the safety and efficacy of Qnexa, our investigational drug for the treatment of obesity, type 2 diabetes and sleep apnea and avanafil, our investigational drug for the treatment of erectile dysfunction, the NDA submission and potential to obtain regulatory approval for Qnexa as a treatment for obesity, and the commercial and therapeutic potential of Qnexa and avanafil.  These forward-looking statements are based on VIVUS’ current expectations and actual results could differ materially.  There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, substantial competition; uncertainties of patent protection and litigation; uncertainties of government or third party payer reimbursement; reliance on sole source suppliers; limited sales and marketing efforts and dependence upon third parties; risks related to the development of innovative products; and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations.  As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products.  There are no guarantees that future clinical studies discussed in the slides or at the presentation will be completed or successful or that any product will receive regulatory approval for any indication or prove to be commercially successful.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof.  Investors should read the risk factors set forth in VIVUS’ Form 10-K for the year ended December 31, 2008 and periodic reports filed with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	VIVUS, Inc. Slide Presentation
99.2	Transcript of Qnexa Phase II Sleep Apnea Results Conference Call on January 7, 2010, 7:30 a.m. CT
99.3	Press Release dated January 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry
Vice President and Chief Accounting Officer

Date: January 11, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	VIVUS, Inc. Slide Presentation
99.2	Transcript of Qnexa Phase II Sleep Apnea Results Conference Call on January 7, 2010, 7:30 a.m. CT
99.3	Press Release dated January 11, 2010